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                                                                    EXHIBIT 10.4

                       INDUSTRIAL REAL ESTATE LEASE
                         (MULTI-TENANT FACILITY)

         THIS LEASE AGREEMENT (the "Lease") is entered into as of the 13th day of September, 2002, between Argent Frankford, L.P., a Texas limited partnership ("Landlord"), and Home Interiors & Gifts, Inc., a Texas corporation ("Tenant").

ARTICLE 1.    BASIC TERMS

         This Article 1 contains the Basic Terms of this Lease between the Landlord and Tenant. Other Articles and Sections of the Lease referred to in this Article 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

         SECTION 1.01. PROPERTY AND PREMISES. The Property (herein so-called) is described on Exhibit "A" attached hereto and is part of Landlord's multi-tenant real property development known as Frankford Trade Center, all or part of which is described or depicted in the site plan attached as Exhibit "B" (the "Project"). The Project includes the land described on Exhibit "B," the Buildings (herein so-called) and all other improvements located on the Property or on property subsequently acquired by Landlord and incorporated into the Project, and the Common Areas described in Section 4.05A. Tenant's Premises (herein so-called) shall be located on the Property in the 204,549 square foot portion of the Building at 2901 Trade Center Drive, Suite 200, Carrollton, Texas 75007, shown on the floorplate attached hereto as Exhibit "A-1".

         SECTION 1.02. LEASE TERM. Three (3) years and five (5) months, beginning on the Commencement Date provided in the Construction Agreement (herein so-called) attached hereto as Exhibit "C," and ending on or about February 14, 2006.

         SECTION 1.03. PERMITTED USES. (See Article 5) The Premises may be used only for storage, warehousing and distribution of Tenant's decorative accessories for home and office, as well as general office use and parking related thereto. The Permitted Uses may be altered only in accordance with
Article 5 of this Lease.

         SECTION 1.04. TENANT'S GUARANTOR. (If none, so state) None

         SECTION 1.05. BROKERS. (See Article 14) (If none, so state)
"Landlord's Broker":   None.
"Tenant's Broker": Willis Realty Advisors represented by Thomas Willis

         SECTION 1.06. COMMISSIONS PAYABLE TO BROKERS. (See Article 14) (If none, so state)

                  A.       To Landlord's Broker:   None
                  B.       To Tenant's Broker:     per separate agreement

         SECTION 1.07. INITIAL SECURITY DEPOSIT. (See Section 3.02) None.

         SECTION 1.08. VEHICLE PARKING SPACES ALLOCATED TO TENANT. (See
Section 4.05) 84 spaces

         SECTION 1.09. RENT AND OTHER CHARGES PAYABLE BY TENANT.

                  A. BASE RENT. Seven Hundred Nine Thousand Seven Hundred Eighty Five and No/100ths Dollars ($709,785.00) per annum, payable in monthly installments of Fifty Nine Thousand One Hundred Forty Eight and 75/100ths Dollars ($59,148.75) per month for the months 6-41 of the Lease Term, as provided in accordance with Section 3.01. Notwithstanding any other provision herein, all Base Rent shall be abated for months 1-5 of the Lease Term, subject to recapture by Landlord as provided in Section 10.03A in the event of a Default by Tenant under this Lease.

                  B.      ITEMS OF ADDITIONAL RENT. Tenant's Pro Rata Share of:
(i) Real property taxes (See Section 4.02); (ii) commonly metered Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); and (iv) Common Area Costs and Property Maintenance Costs (See Section 4.05); plus 100% of the costs of separately metered utilities and Maintenance, Repairs and Alterations of the Premises to the extent provided in Article 6. Tenant's initial Pro Rata Share is 80.93%.

                  C. RENT. The term "Rent" shall mean Base Rent and Additional Rent.

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         SECTION 1.10. RIDERS. The following Riders are attached to and made a part of this Lease: (If none, so state) _______ RIDER 1 - Renewal Option
________________________________________________________________________________
________________________________________________________________________________


         SECTION 1.11. EXHIBITS. The following Exhibits "A" through"H" are attached to and made a part of this Lease:

         Exhibit          Lease Section                   Description
         -------          -------------                   -----------
         A                    1.01                               Property
         A-1                  1.01                               Floor Plate
         B                    1.01                               Site Plan of Project
         C                    2.02                               Construction Agreement
         C-1                  Ex. C                              Preliminary Plans & Outline Specifications
         D                    5.03B.                             Permitted Hazardous Materials - None
         E                    11.02                              Subordination, Nondisturbance and Attornment Agreement
         F                    11.05A.                            Estoppel Certificate
         G                    4.05B                              Rules & Regulations
         H                    5.04                               Signage Criteria

ARTICLE 2.   LEASE TERM

         SECTION 2.01. LEASE OF PREMISES FOR LEASE TERM. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term and for any renewal term(s) the option for which is exercised by Tenant pursuant to the Renewal Option Rider (if any) described in Section 1.10. The Lease Term is for the period stated in Section 1.02 above and shall begin on the date specified in Section 1.02 above, unless the beginning of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.02 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

         SECTION 2.02. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord will construct or cause to be constructed the Tenant Improvements in the Premises in accordance with the terms of Exhibit "C".

         SECTION 2.03. EARLY OCCUPANCY. If Tenant occupies the Premises prior to the Commencement Date as permitted by Exhibit "C," Tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Premises shall not advance the expiration date of this Lease. Tenant shall not pay rent for the early occupancy period.

         SECTION 2.04. COMMENCEMENT DATE. The Commencement Date shall be September 16, 2002, as described in Exhibit "C." Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Premises to Tenant on the Target Date (as defined in Exhibit "C"). Landlord's nondelivery of the Premises to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except to the extent expressly provided in Exhibit "C" with respect to extension of the Commencement Date under certain circumstances. Following the Commencement Date, Tenant shall execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease as determined in accordance with the terms of Exhibit "C".

         SECTION 2.05. HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Premises; such damages to include, without limitation, an amount equal to the sum of (i) one hundred fifty percent (150%) of the amount of the Rent for the entire holdover period, plus (ii) all reasonable attorneys' fees and other expenses incurred by Landlord in enforcing its rights under this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease and Landlord thereafter accepts Rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease consistent with a month-to-month tenancy, except that Rent then in effect shall be increased to one hundred fifty percent (150%) of the amount of the Rent.

ARTICLE 3.   BASE RENT

        SECTION 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.09A above for the sixth (6th) month of the Lease Term. On the first day of the seventh (7th) month of the Lease Term and each month thereafter, the Base Rent shall be due and payable, and Tenant shall pay Landlord the Base Rent, in advance, on each such due date, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

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         SECTION 3.02. INTENTIONALLY DELETED.

         SECTION 3.03. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article 7 (Damage or Destruction), Article 8 (Condemnation) or any other termination not resulting from Tenant's default and after Tenant has vacated the Premises in the manner required by this Lease, Landlord shall refund within thirty (30) days or credit to Tenant (or Tenant's successor) any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE 4.   OTHER CHARGES PAYABLE BY TENANT

         SECTION 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent.

         SECTION 4.02.  PROPERTY TAXES.

                  A. REAL PROPERTY TAXES. Tenant shall pay Landlord for Landlord's estimate of Tenant's Pro Rata Share of all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any Tenant Improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Such payments shall be made on a monthly basis in accordance with Section 4.06, below. Landlord shall pay such taxes prior to delinquency provided Tenant has timely made such payments to Landlord. Any penalty caused by Tenant's failure to timely make such payments shall also be Additional Rent owed by Tenant immediately upon demand.

                  B. DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any transfer tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord' federal or state income, franchise, inheritance or estate taxes.

                  C.  PERSONAL PROPERTY TAXES.

                      (1) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant. Tenant shall render its personal property for taxation separately from the Premises.

                      (2) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

         SECTION 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. However, if any services or utilities are jointly metered or shared with other premises, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord in accordance with the terms of Section
4.06. Alternatively, Landlord may require Tenant to contract for Tenant's own rubbish collection.

         SECTION 4.04.  INSURANCE POLICIES.

                  A. LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, Premises damage (including both pollution and loss of use of Premises) and personal injury arising out of the operation, use or occupancy of the Premises, and Common Areas. Tenant shall name Landlord as an additional insured under such policy as their respective interests appear. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic reasonable increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Section 4.04A shall be primary and non-contributing and contain cross endorsements. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve the Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Premises. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance. Tenant shall be liable for the payment of any deductible amount under Tenant's insurance policies maintained pursuant to this Section 4.04A.

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                  B.  BUILDING AND RENTAL INCOME INSURANCE. During the Lease
Term, Landlord shall maintain policies of insurance covering loss of or damage to the Premises in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant, or Tenant's personal property, on the Premises. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for Tenant's Pro Rata Share of the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04B, in an amount not to exceed Ten Thousand Dollars ($10,000), except that the deductible on flood and earthquake insurance (if any) shall be One Hundred Thousand Dollars ($100,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

                  C. PAYMENT OF PREMIUMS. Tenant shall pay all premiums for the insurance policies described in Sections 4.04A. Tenant shall pay Landlord on the terms provided in Section 4.06 Tenant's Pro Rata Share of the premium cost of insurance policies obtained by Landlord pursuant to Section 4.04B, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Section 4.04A and the costs thereof shall not be included in the premium costs reimbursable by Tenant to Landlord. If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the allocation of premium applicable to the Premises showing in reasonable detail how Tenant's share of the premium was computed. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

                  D.  GENERAL INSURANCE PROVISIONS.

                      (1) NOTICE. any insurance which tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

                      (2) LANDLORD'S REMEDY. If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for its cost of such insurance (including the deductible thereon, if applicable) within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

                      (3) CARRIER CREDIT RATING. Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-9 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are subject to change and that insurance in the form and amounts described in this
Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance required under Section 4.04 to protect Landlord or Tenant's interest. Therefore, Tenant shall obtain any such additional property insurance (for Tenant's fixtures or contents) or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

                      (4) WAIVER OF SUBROGATION. Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to the Premises or the Property or the property of others under either party's control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

         SECTION 4.05.  COMMON AREAS; USE, MAINTENANCE AND COSTS.

                  A. COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project pursuant to applicable common access easements or other restrictions binding on owners of land within the Project, and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, driveways, landscaped, drainage and planted areas as shown on Exhibits "A-1" and "B," and Project monument signage. Any portion of the Common Areas located on the Property are subject to certain maintenance and repair obligations pursuant to recorded restrictions, the duty and cost of performance shall be subject to Sections 4.05D and 6.03 of this Lease. Landlord, from time to time, may create Common Areas by recordation of a declaration of covenants, conditions, and restrictions for the Project, or may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leasable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities.

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                  B.  USE OF COMMON AREAS; RULES AND REGULATIONS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to recorded restrictions and conditions and to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve the Project. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

                  C. VEHICLE PARKING. Tenant shall be entitled to use the number of vehicle parking spaces in the Property allocated to Tenant in Section
1.08 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Temporary parking of large delivery vehicles in the Project may be permitted at loading dock stalls serving Tenant's Premises by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking, or as otherwise approved by Landlord. If Tenant or Tenant's employees, invitees, and licensees repeatedly park more vehicles in the parking area than the number set forth in Section 1.08 of this Lease, such conduct shall be a material breach of this Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.

                  D. COMMON AREA COSTS. Tenant shall pay Landlord for Landlord's estimate of all Common Area Costs, as defined in this subparagraph, during the Lease Term. Such payments shall be made on a monthly basis in accordance with Section 4.06, below. All costs incurred by Landlord for the operation and maintenance of the Common Areas located on the Property, or for maintenance of which the owner of the Property is or shall be liable to contribute pursuant to applicable recorded restrictions, are herein referred to as "Common Area Costs." Common Area Costs include, but are not limited to, costs and expenses for paving maintenance for the private common drive providing access to the Premises from various public streets; Project monument signage and landscaping; all real property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement, exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed two percent (2%) of the Base Rents of the Premises for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area Costs. Common Area Costs shall not include interest on debt, capital retirement of debt or depreciation of real property which forms part of the Common Areas.

                  E. PROPERTY MAINTENANCE COSTS. Tenant shall pay Landlord for Landlord's estimate of all Property Maintenance Costs, as defined in this subparagraph, during the Lease Term. Such payments shall be made on a monthly basis in accordance with Section 4.06, below. All costs incurred by Landlord for the repair and maintenance of the portions of the Property for which Landlord is responsible under this Lease are herein referred to as "Property Maintenance Costs." Property Maintenance Costs include, but are not limited to, costs and expenses for the following: landscape maintenance; premiums for Landlord's worker's compensation insurance premiums pertaining to employees engaged in Property maintenance; all personal property taxes levied on or attributable to personal property used in connection with the Property, or an allocable share of such taxes for personal property utilized by Landlord in connection with Property maintenance; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Property; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Property; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items for the Property; reserves for exterior painting and other appropriate reserves. Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Property Maintenance Costs.

         SECTION 4.06. PAYMENT OF ADDITIONAL RENT. During the Lease Term, Landlord shall estimate in advance and notify Tenant of estimated Common Area Costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all Property Maintenance Costs, and all other Additional Rent payable by Tenant hereunder, including, but not limited to, any related sales tax thereon. Tenant shall pay Landlord Tenant's Pro Rata Share of such estimated Common Area Costs, real property taxes, insurance premiums, Property Maintenance Costs, and all other items of Additional Rent (prorated for any fractional month) on a monthly basis, at the same time Base Rent shall be due, subject to the terms set forth in this Section. Tenant's Pro Rata Share shall be calculated by dividing the square foot area of the Premises, as set forth in
Section 1.01 of the Lease, by the aggregate square foot area of the Building which is leased or held for lease by tenants, as of the date on which the computation is made. Tenant's Initial Pro Rata Share is set out in Section 1.09B. Landlord may adjust Landlord's estimates of any item of Additional Rent at any time based upon Landlord's reasonable anticipation of costs to be incurred, and Tenant's Pro Rata Share of such costs shall be adjusted as a change in the area of the Premises or the building in which the Premises are located may occur. Such adjustments shall be effective as of the next rent payment date after notice of adjustment is given to Tenant. At Landlord's

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election, statements of Additional Rent may be delivered monthly on or before the first day of each calendar month. Within sixty (60) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement setting forth, in reasonable detail, the Common Area Costs and Property Maintenance Costs paid or incurred by Landlord during, or attributable to, the preceding calendar year and Tenant's Pro Rata Share (adjusted, if necessary, to reflect the extent to which the Lease Term fell in such calendar year). Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period and Tenant shall receive a credit, if indicated, against subsequent installments of Rent.

         SECTION 4.07. AUDIT RIGHTS. No more than once per year with respect to each calendar year during the term of this Lease, Tenant may, at its own cost and expense, cause an audit of Landlord's books and records to determine the accuracy of Landlord's Common Area Costs, Property Maintenance Costs, and other charges under the Lease for such calendar year, provided notice of Tenant's intention to perform such audit is given to Landlord and such audit is commenced within 120 days after Tenant has received Landlord's annual accounting of Common Area Costs, Property Maintenance Costs, and other charges for such calendar year. If such audit reveals that the actual expenses for any given year were less than the amount that Tenant paid for such Common Area Costs, Property Maintenance Costs, and other charges and other charges for any such year, then Landlord shall pay to Tenant the excess within sixty (60) days of the determination of the overpayment. If the audit reveals that Tenant underpaid for such Common Area Costs, Property Maintenance Costs, and other charges, then Tenant shall pay the amount due. If such audit reveals that Landlord overcharged Tenant for such expenses by ten percent (10%) or more during the twelve months prior to the audit, then Landlord shall pay the cost of the audit.

ARTICLE 5.   USE OF PREMISES

         SECTION 5.01. PERMITTED USES. Tenant may use the Premises only for the Permitted Uses set forth in Section 1.03 above.

         SECTION 5.02. MANNER OF USE. Tenant shall not cause or permit the Premises to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which unreasonably annoys or unreasonably interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits (other than a certificate of occupancy for the Premises, which Landlord shall apply for, as provided in Exhibit "C") required for Tenant's occupancy of the Premises and Tenant shall immediately take all actions necessary to comply with all applicable statues, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including the Occupational Safety and Health Act.

         SECTION 5.03.  HAZARDOUS MATERIALS

                   (1)  DEFINITIONS.

                        (a) "Hazardous material" means any substance the presence of which requires notice to any Governmental Agency or investigation or remediation pursuant to any Environmental Requirement, or is or becomes regulated by any Governmental Agency, or the presence of which on the Premises causes or threatens to cause a nuisance or trespass or to otherwise create the reasonable prospect of the assertion of a claim against the owner of the Property for Environmental Damages.

                        (b) "Environmental requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies; and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment.

                        (c) "Environmental damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonably attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Premises or migrating or threatening to migrate to or from the Premises, or the existence of a violation of Environmental Requirements pertaining to the Premises and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Premises.

                        (d) "Governmental agency" means all governmental agencies, departments, commission, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

                        (e) The "Tenant group" means tenant, Tenant's successors, assignees, guarantors, officers, directors, agents, employees, invitees, permittees or other parties under the supervision or control of Tenant or entering the Premises during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

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                           (2) PROHIBITIONS. Other than normal quantities of
general office supplies and except as specified on Exhibit "D" attached hereto, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises by The Tenant Group, or any other person without the prior written consent of Landlord. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials (if any) described on Exhibit "D" a description of handling, storage, use and disposal procedures, and (b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Environmental Requirements. Tenant shall not cause, permit or suffer the existence or the commission by The Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Premises. Tenant shall not install, operate or maintain any above or below grade tank, sump, or pit or install any treatment vessel or device on the Premises without Landlord's prior written consent. On-site maintenance or repair of hydraulic equipment, loading vehicles, or highway vehicles shall not be performed in the Premises or anywhere in the Project, including the Common Areas.

                           (3) INDEMNITY.  Tenant, its successors, assigns and
guarantors, agree to indemnify, defend, reimburse and hold harmless Landlord, any other person who acquires all or a portion of the Property in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease, and the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons, from and against any and all Environmental Damages which exist as a result of the activities or negligence of The Tenant Group or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or resulting from Tenant's remediation of the Property or failure to meet its remediation obligations contained in this Lease. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Premises by a Hazardous Material. This indemnification is for Environmental Damages caused by the Tenant Group, and does not include conditions existing prior to Tenant's possession of the Premises.

                           (4) PRIOR INSPECTIONS. The obligations of Tenant
under this Section shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

                           (5) OBLIGATION TO REMEDIATE. In addition to the
obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, immediately take all actions to remediate the Property which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Property, which remediation is necessitated from the presence upon, about or beneath the Property, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Tenant shall take all actions necessary to restore the Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. This obligation to remediate is for Environmental Damages caused by the Tenant Group, and does not include Environmental Damages existing prior to Tenant's possession of the Premises.

                           (6) RIGHT TO INSPECT. Landlord shall have the right,
upon reasonable notice (unless there exists reasonable cause for Landlord to suspect an ongoing violation of Environmental Requirements), at reasonable times so as not to interfere with the business of Tenant, and provided that Tenant shall have the right to be present, to enter and conduct an inspection of the Premises, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Premises or surrounding properties and activities thereon. The cost of the Landlord's investigation shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by The Tenant Group or the existence of a Hazardous Material on the Premises or any other premises caused by the activities or negligence of The Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay such cost. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Premises and to perform such tests on the Premises as are reasonably necessary to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of Tenant in the conduct of such reviews and investigations.

                           (7) NOTIFICATION OF CLAIMS OR CONDITIONS. If Tenant
shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or Premises or past or present activities of any person thereon, then Tenant shall immediately notify Landlord and furnish a reasonably detailed description of such condition. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

         SECTION 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Premises without Landlord's prior written consent, and such sign shall be in conformance with signage criteria as outlined in Exhibit "H". A charge of $50.00 per day per sign, billboard, or other advertisement will be assessed against Tenant if Tenant fails to obtain the required consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Premises.

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         SECTION 5.05.  TENANT'S INDEMNITY. In addition to, and not in limitation of or substitution for the indemnity by Tenant in Section 5.03C, Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Premises;
(b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Premises; (c) any breach or default in the performance of Tenant's obligations under this lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. AS A MATERIAL PART OF THE CONSIDERATION TO LANDLORD, TENANT ASSUMES ALL RISK OF DAMAGE TO PREMISES OR INJURY TO PERSONS IN OR ABOUT THE PREMISES ARISING FROM ANY CAUSE, AND TENANT HEREBY WAIVES ALL CLAIMS IN RESPECT THEREOF AGAINST LANDLORD, EXCEPT FOR ANY CLAIM ARISING OUT OF LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. AS USED IN THIS SECTION, THE TERM "TENANT" SHALL INCLUDE TENANT'S EMPLOYEES, AGENTS, CONTRACTORS AND INVITEES, IF APPLICABLE.

         SECTION 5.06.  LANDLORD'S INDEMNITY. Subject to the terms of Section
6.02 of this Lease, so long as no default shall occur or be continuing, Landlord shall indemnify Tenant against, and hold Tenant harmless from any and all costs, claims, or liability arising from Landlord's operation or maintenance of the Common Areas or Landlord's gross negligence or willful misconduct.

         SECTION 5.07. LANDLORD'S ACCESS. Landlord or its agents may enter the Premises at all reasonable times upon prior reasonable notice to Tenant to verify that Tenant is in compliance with the terms of this Lease, as well as for other purposes expressly permitted by the terms of this Lease, provided that (i) Tenant shall have the right to be present during such entry by Landlord or its agents, and (ii) Landlord shall use its best efforts to minimize interference with the business of Tenant.

         SECTION 5.08. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Premises for the full Lease Term, subject to the provisions of this Lease.

ARTICLE 6.   CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

         SECTION 6.01. EXISTING CONDITIONS. TENANT ACCEPTS THE PREMISES, COMMON AREAS AND SHELL CONDITIONS AT THE BUILDING IN THEIR CONDITION AS OF THE EXECUTION OF THE LEASE, SUBJECT TO ALL RECORDED MATTERS, LAWS, ORDINANCES, AND GOVERNMENTAL REGULATIONS AND ORDERS. EXCEPT AS PROVIDED HEREIN, TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY AGENT OF LANDLORD HAS MADE ANY REPRESENTATION AS TO THE CONDITION OF THE PREMISES OR THE SUITABILITY OF THE PREMISES FOR TENANT'S INTENDED USE. TENANT REPRESENTS AND WARRANTS THAT TENANT HAS MADE ITS OWN INSPECTION OF AND INQUIRY REGARDING THE CONDITION OF THE PREMISES AND IS NOT RELYING ON ANY REPRESENTATIONS OF LANDLORD OR ANY BROKER WITH RESPECT THERETO.

         SECTION 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE OR INJURY TO THE PERSON, BUSINESS (OR ANY LOSS OF INCOME THEREFROM), GOODS, WARES, MERCHANDISE OR OTHER PROPERTY OF TENANT, TENANT'S EMPLOYEES, INVITEES, CUSTOMERS OR ANY OTHER PERSON IN OR ABOUT THE PREMISES, WHETHER SUCH DAMAGE OR INJURY IS CAUSED BY OR RESULTS FROM, WITHOUT
LIMITATION: (A) FIRE, STEAM, ELECTRICITY, WATER, GAS OR RAIN; (B) THE BREAKAGE, LEAKAGE, OBSTRUCTION OR OTHER DEFECTS OF PIPES, SPRINKLERS, WIRES, APPLIANCES, PLUMBING, AIR CONDITIONING OR LIGHTING FIXTURES OR ANY OTHER CAUSE; (C) CONDITIONS ARISING IN OR ABOUT THE PREMISES OR UPON OTHER PORTIONS OF THE PROJECT, OR FROM OTHER SOURCES OR PLACES; OR (D) ANY ACT OR OMISSION OF ANY OTHER TENANT OF THE PROJECT. LANDLORD SHALL NOT BE LIABLE FOR ANY SUCH DAMAGE OR INJURY EVEN THOUGH THE CAUSE OF OR THE MEANS OF REPAIRING SUCH DAMAGE OR INJURY ARE NOT ACCESSIBLE TO TENANT. THE PROVISIONS OF THIS SECTION 6.02 SHALL NOT, HOWEVER, EXEMPT LANDLORD FROM LIABILITY FOR LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         SECTION 6.03.  LANDLORD'S OBLIGATIONS.

                  A. MAINTENANCE BY LANDLORD. Except as provided in Article 7 (Damage or Destruction) and Article 8 (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundation, exterior walls and roof of the building in which the Premises are located (including painting the exterior surface of the exterior walls of such building not more often than once every five (5) years, if necessary); and all components of electrical, mechanical, plumbing, heating, ventilating and air conditioning systems and facilities located in the Premises which are concealed or used in common by tenants of the Project. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall maintain and repair the parking lot and maintain the landscaping located on the Property, the cost of which items shall be Property Maintenance Costs under Section 4.05E. Landlord shall contract for or require Tenant to enter into a service contract on the Premises for the periodic inspection and service of the heating, ventilation and air conditioning equipment. Landlord shall make repairs under this Section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

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                  B.  COMMON AREA MAINTENANCE. Subject to Tenant's payment of the charges therefor in accordance with Section 4.06, Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Property, in Landlord's sole discretion, as a first-class industrial/commercial real property development. Maintenance of Common Areas may include, at Landlord's discretion, gardening, tree trimming, replacement or repair of landscaping, landscape irrigation systems, drainage areas and systems and similar items. Such maintenance may also include sweeping and cleaning of asphalt, concrete or other surfaces on the driveway, parking areas, yard areas, loading areas or other paved or covered surfaces. In connection with Landlord's obligations under this Article, Landlord may enter into a contract with one or more contractors of Landlord's choice to provide those maintenance services listed above which Landlord deems necessary to perform.

         SECTION 6.04.  TENANT'S OBLIGATIONS.

                  A. MAINTENANCE BY TENANT. Except as provided in Section 6.03, Article 7 (Damage or Destruction) and Article 8 (Condemnation), Tenant shall keep all portions of the Premises (including structural items within the Premises, nonstructural items and components, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Premises or any system or equipment in the Premises which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Premises or system or equipment in the Premises, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant will maintain temperature of Premises sufficient to avoid freezing the sprinkler system. Tenant shall maintain a preventive maintenance arrangement involving regular inspection and maintenance of the heating, ventilation, and air conditioning system by a licensed contractor approved in advance by the Landlord, unless Landlord maintains such equipment under Section
6.03 above. If any part of the Premises or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

                  B. LANDLORD REMEDY. Tenant shall fulfill all of Tenant's obligations under this Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Premises as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Premises and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

                  C. SECURITY SERVICES. Tenant, at Tenant's sole cost, may contract for installation of security devices for the Premises from a reputable contractor. Monitoring of such devices, if any, shall be performed by a Security Contractor acceptable to Landlord, in Landlord's reasonable discretion.

                  D. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens, or other liens, to be placed upon the Premises or the Project during the Lease Term or any extension or renewal thereof, and in case of the filing of any such lien, Tenant will immediately pay same. Tenant agrees to pay all reasonable legal fees that might be incurred by Landlord because of any mechanic's liens being placed upon the Premises, as a result of Tenant's actions.

         SECTION 6.05.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

                  A. NOTICE AND CONSENT. Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent, except for non-structural alterations (excluding penetrations of the roof or foundation liner) which do not exceed Twenty Five Thousand Dollars ($25,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Premises are part. Landlord's approval of alterations, additions or improvements shall include, when granted, direction on whether or not the improvements shall remain or be removed at Lease expiration or earlier termination. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall immediately remove any alterations, additions, or improvements constructed in violation of this
Section 6.05A upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

                  B. PAYMENT. Tenant shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Premises, regardless of whether Landlord's consent to such work is required.

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         SECTION 6.06.  CONDITION UPON TERMINATION. Not later than the last day of the Lease Term (or any renewals or extensions thereof), Tenant shall surrender the Premises to Landlord, broom clean (with all keys in Tenant's possession or control) and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to repair under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article 7 (Damage or Destruction). All alterations, additions and improvements, which are not subject to removal hereunder, shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery, equipment or fixtures which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery, equipment or fixtures. In no event, however, shall Tenant remove any of the following (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates, or other similar building operating equipment and decorations.

ARTICLE 7.   DAMAGE OR DESTRUCTION

         SECTION 7.01.  PARTIAL DAMAGE TO PREMISES.

                  A. OCCURRENCE OF DAMAGE. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises.

                  B.  RESTORATION.

                      (1) If the Premises are only partially damaged (i.e., less than fifty percent (50%) of the Premises are untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the mortgagee of the Property (if any) shall permit the proceeds received by Landlord from the insurance policies described in Section 4.04B to be applied to the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage. In the event Landlord repairs the damage, such repairs shall be substantially completed within 90 days from the date Landlord is allowed by governmental authorities, the insurance companies, and the mortgagee of the Property (if any) to enter the Premises for the purpose of beginning repair of the damage.

                      (2) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Section 4.04B, or if any mortgagee or beneficiary under a deed of trust encumbering the Premises should require that proceeds payable as a result of said fire or casualty be used to retire or reduce any debt secured by a deed of trust encumbering the Premises, Landlord may elect either to (i) repair the damage within 90 days from the date Landlord is allowed by governmental authorities, the insurance companies, and the mortgagee of the Property (if any) to enter the Premises for the purpose of beginning repair of the damage, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, such repairs shall be substantially completed within 90 days from the date Landlord is allowed by governmental authorities, the insurance companies, and the mortgagee of the Property (if any) to enter the Premises for the purpose of beginning repair of the damage. If the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Tenant shall pay to Landlord upon demand the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and any Building in which the Premises is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten
(10) days after Landlord's termination notice.

                  C. TERMINATION. If the damage to the Premises occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

         SECTION 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Premises are substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Premises is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate the later of (i) the date the destruction occurred, or (ii) the date Tenant ceases to do business at the Premises.

         SECTION 7.03. REDUCTION OF RENT DUE TO CASUALTY LOSS. If the Premises are destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article 7, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. Except for such possible reduction in Rent or as otherwise provided in Section 5.06, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises.

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ARTICLE 8.   CONDEMNATION

         If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of the Premises is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Premises, with due consideration of the employment of such floor area prior to the Condemnation for warehouse or office uses. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises;
(b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and
(c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages authorized by the mortgagee of the Property to be applied to the cost of repair are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease (if Tenant shall not contribute the deficiency toward repair costs, which Tenant shall have no obligation to do) or continue this Lease in effect and make such repair at Landlord's expense. Landlord acknowledges and represents to Tenant that there are no pending or threatened condemnations applicable to all or any portion of the Property. (Dallas Area Rapid Transit Authority has publicly announced its intention to acquire other property in Frankford Trade Center for a DART station and related improvements.)

ARTICLE 9.   ASSIGNMENT AND SUBLETTING

         SECTION 9.01.  PERMITTED TRANSFERS.

         A. Tenant may assign this Lease or sublease the Premises, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant or the offering of Tenant's stock for sale to the public, or any entity that acquires all or substantially all of Tenant's assets ("Tenant's Affiliate"), provided Tenant shall give Landlord a minimum of thirty (30) days advance written notice and Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

         B. Tenant may sublease portions of the Premises, without Landlord's consent, to an entity ("Strategic Supplier") the product output of which from the Premises is dedicated to supply of Tenant requirements. Tenant shall give Landlord a minimum of thirty (30) days advance written notice of subleasing to a Strategic Supplier. Such sublease shall not affect, release or impair Landlord's right of recourse against Tenant under this Lease, and shall be subject to all of the terms and conditions hereof.

         C. Tenant may grant to a lender or agent on behalf of a lending consortium a deed of trust against the leasehold estate created by this Lease for the purpose of securing a Credit Facility (as defined in Section 10.02F), provided that such Credit Facility constitutes Tenant's primary line of credit or working capital credit.

         SECTION 9.02. PROHIBITED TRANSFERS. Except as permitted by Section 9.01, Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably withheld or delayed, sell, assign, mortgage, sublease, or otherwise transfer or permit the transfer of (collectively or individually, a "Transfer") all or any portion of or interest in the leasehold under this Lease. For purposes of this limitation, if Tenant is a legal entity, any cumulative sale, assignment, mortgage, pledge, or transfer of voting control of the entity shall constitute a Transfer. Any attempted Transfer without Landlord's consent shall be void and shall constitute a non-curable breach of this Lease. Landlord has the right to grant or withhold its consent to a Transfer (except as permitted by Section 9.01) as provided in Section 9.03 below.

         SECTION 9.03.  LANDLORD'S CONSENT.

         A. LANDLORD'S CONSENT; FACTORS. Tenant's request for consent to any Transfer described in Section 9.02 shall set forth in writing the details of the proposed Transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed Transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business reputation of the proposed assignee or subtenant and the compatibility of the proposed use of the Premises with other users/tenants in the Project; (ii) the net worth and financial credit standing of the proposed assignee or subtenant; (iii) Tenant's past and current compliance with all of its obligations under the Lease; and (iv) such other factors negatively impacting the Property or Project as Landlord may reasonably deem relevant. In the event Tenant effects or purports to make a Transfer of this Lease without the express written consent of Landlord, Landlord shall have the right to terminate this Lease. Any purported Transfer in violation of this Section shall be void.

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         B.       ASSIGNMENT PROFIT.  If Tenant assigns or subleases, the
following shall apply:

                  (1) Tenant shall pay to Landlord as Additional Rent under the Lease fifty percent (50%) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant (excluding Tenant's overhead) in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of Tenant Improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay any portion of assignment or sublease revenue to Landlord. The Profit in the case of a sublease of less than all the Premises is the rent allocable to the subleased space as a percentage on a square footage basis, or as Landlord and Tenant may otherwise mutually agree in writing.

                  (2) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Premises within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall immediately furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of fifty percent (50%) of the Profit shall not be a consent to any further Transfer. The breach of Tenant's obligation under this Section 9.03B shall be a default under this Lease.

         C. TERMINATION AND RELETTING. If Landlord elects to terminate this Lease pursuant to Section 9.03A, Landlord may, if it elects, enter into a new lease covering the Premises with the intended assignee or sublessee on such terms as Landlord and such person may agree or enter into a new lease covering the Premises with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligations arising hereunder prior to the date of such termination, except those obligations expressly provided to survive termination of this Lease.

         SECTION 9.04. NO RELEASE OF TENANT. No assignment, sublease or transfer of any kind permitted by this Article 9, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease, except in the event of a Permitted Transfer or a transfer under Section 9.02. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article 9. Consent to one Transfer is not a consent to any subsequent Transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

         SECTION 9.05. NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article 9, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE 10.  DEFAULTS; REMEDIES

         SECTION 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises and exercise of any other right granted Tenant under this Lease is conditioned upon such performance. Time is of the essence of the performance of all covenants and conditions.

         SECTION 10.02. DEFAULTS. Tenant shall be in material default (a "Default") under this Lease:

         A. ABANDONMENT. If Tenant abandons the Premises or fails to transact business in the Premises for a period in excess of sixty
(60) days, or if Tenant's vacation of the Premises results in the cancellation of any insurance described in Section 4.04.

         B. FAILURE TO PAY. If Tenant fails to pay Rent or any other charge when due and such failure continues for a period of ten (10) days after the date such payment is due, provided that with respect to the first two late Rent payments which shall occur in any calendar year during the Term, Landlord agrees to give Tenant written notice of default following nonreceipt of Rent payment on or before the due date, and seven (7) days opportunity to cure such default before a Default shall be deemed to have occurred hereunder. No written notice shall be required with respect to subsequent Rent payment defaults during such calendar year.

         C. FAILURE TO PERFORM NONMONETARY OBLIGATIONS. If Tenant fails to perform any of Tenant's nonmonetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance no Default shall occur if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion.

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         D.       BANKRUPTCY. (i) If Tenant makes a general assignment or
general arrangement for the benefit of creditors and does not vacate such assignment or arrangement within sixty (60) days; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this Subsection (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

         E.       GUARANTY REVOCATION OR TERMINATION. Intentionally Deleted.

         F. WAIVER OF LANDLORD'S LIEN. Landlord hereby irrevocably waives to the fullest extent permitted by law any right to claim a contractual or statutory Landlord's lien against any of Tenant's property at the Leased Premises.

         SECTION 10.03. REMEDIES. On the occurrence of any Default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

         A. REPOSSESSION; DAMAGES. Terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. If Tenant shall receive a demand for the payment of past due rent or any other charge, any payments tendered thereafter to cure any default by Tenant shall be made only by Cashier's Check. In event of repossession of the Premises following Tenant's Default, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's Default, including an amount equal to the sum of (i) the total rent for the unexpired balance of the Term following the date the damage judgment is entered (or otherwise awarded)(the "Judgment Date"), including, without limitation all applicable late charges and interest, discounted at the Default Discount Rate (hereinafter defined) to the present value on the Judgment Date, plus all other damages incurred by Landlord in connection with Tenant's Default as specified in Section 10.05, below, plus the unpaid rent due as of the Judgment Date, less (ii) the market rental value of the Premises for the balance of the Term, discounted at the Default Discount Rate to the present value on the Judgment Date. For the purposes of clause (i) above, the components of monthly rent (other than Base Rent) for the remainder of the Term shall be deemed to be equal to the respective monthly amounts thereof as were due and payable during the month in which the Lease was terminated. As used in clause (ii), the term "Default Discount Rate" shall be the average of discount rates of the Federal Reserve Bank of Dallas in effect on the first day of each of the six calendar months preceding the month in which the Judgment Date falls, plus one percent (1%). If Tenant has abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 10.03A, or (ii) proceeding under Section 10.03B.

         B. CONTINUANCE OF TENANT'S RIGHT TO POSSESSION. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due.

         C. RELETTING. Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the rental therefor, in which event Tenant shall pay to Landlord on demand all sums due pursuant to Section 10.05, below, together with any deficiency that may arise by reason of such reletting.

         D. PERFORMANCE OF TENANT'S LEASE OBLIGATIONS. Do whatever Tenant is obligated to do under this Lease and enter the Premises, without being liable for prosecution or any claim for damages therefor, to accomplish such purpose. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, together with interest thereon at the highest lawful rate from the date Landlord incurs the expense in question until Landlord is reimbursed therefor.

         E. OTHER REMEDIES. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises is located, including, but not limited to, reentering the Premises, changing the locks, taking possession of any furniture or fixtures not otherwise subject to a valid prior lien and selling same at a private or public sale and applying the proceeds of such sale to the costs of the sale, payment of damages and payment of sums owing under this Lease.

         SECTION 10.04. MITIGATION. By execution of this Lease, Tenant acknowledges that Landlord shall have no duty to mitigate damages caused by Tenant's Default other than as specifically set forth in Texas Property Code
Section 91.006 If any duty shall be imposed under such law under the circumstances of Tenant's Default, Tenant acknowledges that Landlord shall have discharged any such duty if Landlord shall (a) market the Premises for reletting with a sign posted on or in the vicinity of the Property, visible from a public street, and (b) advertise the availability of the Premises for reletting in any newspaper circulated in the county in which the Premises are situated no less frequently than monthly.

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        SECTION 10.05. ADDITIONAL DAMAGES ATTRIBUTABLE TO TENANT DEFAULT. Upon
the occurrence of Tenant's Default, in addition to any other sum provided to be paid herein, Tenant also shall be liable for and shall pay to Landlord: (i) brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises to the extent of the remaining Lease Term as of the date of Default; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the reasonable costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; (iv) all reasonable expenses incurred in marketing the Premises; and
(v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

        SECTION 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE 11.  PROTECTION OF LENDERS

         SECTION 11.01. RIGHT TO MORTGAGE AND TRANSFER. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Project, this Lease, and all or any part of the rights now or thereafter existing therein and all rents and amounts payable to Landlord under the provisions hereof. In the event of any such transfer or transfers resulting in the transfer of Landlord's title to the Premises, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability with respect to the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed.

         SECTION 11.02. SUBORDINATION. This Lease shall be subordinate to any deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord shall obtain from Landlord's mortgagee a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "E" or such other form providing for nondisturbance rights as is then required by Landlord's lender, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant shall cooperate with Landlord and any lender which has or is acquiring a security interest in the Premises or the Lease. Tenant shall execute such further documents and assurances as such lender may reasonably require, in connection with the subordination of this Lease to any deed of trust or mortgage encumbering the Premises. Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or mortgagee or proposed mortgagee or holder of any security agreement. Tenant's right to quiet possession of the Premises during the Lease Term shall not be disturbed except as expressly allowed by the terms of this Lease or any subordination, non-disturbance and attornment agreement(s) binding Tenant. Notwithstanding anything to the contrary contained herein, if any beneficiary or mortgagee elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

         SECTION 11.03. ATTORNMENT. If Landlord's interest in the Premises is acquired by any beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

         SECTION 11.04. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so which are on forms reasonably agreeable by the parties.

         SECTION 11.05. ESTOPPEL CERTIFICATES.

         A. CERTIFICATE REQUIREMENTS. Upon Landlord's written request or the written request of any mortgagee or beneficiary under a deed of trust encumbering the Premises, but not more than twice in any calendar year, Tenant shall execute, acknowledge and deliver to Landlord or to any mortgagee or beneficiary under a deed of trust encumbering the Premises, as the case may be, a written statement in the form attached hereto as Exhibit "F" or such other form as is then reasonably required by Landlord's lender, certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Premises may require. Tenant shall deliver such statement to Landlord

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within ten (10) business days after Tenant's receipt of Landlord's request.
Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

         B. LANDLORD REMEDY. If Tenant does not deliver such statement to Landlord or to any mortgagee or beneficiary under a deed of trust encumbering the Premises, as the case may be, within such ten (10) business day period, Landlord, and any prospective purchaser or encumbrancer may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

         SECTION 11.06. TENANT'S FINANCIAL CONDITION. Within ten (10) days after Tenant's receipt of written request from Landlord or any mortgagee or beneficiary under a deed of trust encumbering the Premises as the case may be, Tenant shall deliver to Landlord such financial statements, audited if possible, as Landlord reasonably requires to verify the net worth and credit standing of Tenant or any assignee, subtenant, or guarantor of Tenant. Any request for such financial statements shall not be made more than twice during any twelve (12) month period. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. Except for the delivery of financial statements to any mortgagee beneficiary under a deed of trust on the Property, all financial information delivered by Tenant shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE 12.  LEGAL COSTS

         SECTION 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Each party to this Lease (hereafter, the "Indemnitor") shall also indemnify the other (the "Indemnitee") against and hold Indemnitee harmless from all costs, expenses, demands and liability Indemnitee may incur if Indemnitee becomes or is made a party to any claim or action (a) instituted by Indemnitor against any third party, or by any third party against Indemnitor, or by or against any person holding any interest under or using the Premises by license of or agreement with Indemnitor; (b) for foreclosure of any lien for labor or material furnished to or for Indemnitor; (c) otherwise arising out of or resulting from any act or transaction of Indemnitor; or (d) necessary to protect Indemnitee's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Indemnitor shall defend Indemnitee against any such claim or action at Indemnitor's expense with counsel reasonably acceptable to Indemnitee or, at Indemnitee's election, Indemnitor shall reimburse Indemnitee for any reasonable legal fees or costs Indemnitee incurs in any such claim or action.

ARTICLE 13.  MISCELLANEOUS PROVISIONS

         SECTION 13.01. LATE CHARGES. Tenant's failure to pay Rent immediately may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Project and Premises. Therefore, if Landlord does not receive any Rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         SECTION 13.02. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of eleven percent (11%) per annum from ten days after the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         SECTION 13.03.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

         A. DEFINITION OF LANDLORD. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee, or credit its transferee with all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

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         B.       NOTICE. Tenant shall give written notice of any failure by
Landlord to perform any of its obligations under this Lease to Landlord and to any mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Tenant agrees to accept cure of any Landlord default from any mortgagee or beneficiary under any deed of trust encumbering the Property, provided such party shall have no liability or obligation to tender any cure. Landlord shall not be in default under this Lease unless Landlord (or such mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty
(30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         C. PERSONAL LIABILITY. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this lease is limited to Landlord's interest in the Property and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease. Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment against Landlord, and Landlord shall not be liable for any deficiency. The foregoing provision shall not limit any right that Tenant may otherwise have to obtain specific performance of Landlord's obligations under this Lease.

         D. RIGHTS OF LANDLORD. At any time during the Lease Term, Landlord may, subject to the notice provision in Section 5.07, enter upon the Premises for the purpose of exercising any or all of the following reserved rights without being liable in any manner to Tenant, provided that Landlord shall have no duty or obligation to perform any of the rights so reserved:

                  (1) To change the name of the Building or the Project without notice to Tenant;

                  (2) To take any and all measures, including making inspection, repairs, alterations, additions and improvements to the Premises or to the Property as may be necessary or desirable for the safety, protection, preservation, or more efficient operation of the Property or the Project or the enhancement or protection of Landlord's interests therein; and

                  (3) During the last 180 days of the Term or any renewal or extension, to display a sign advertising the availability of the Premises for lease, to show the Premises to prospective tenants, and to otherwise market the Premises for the purpose of reletting same, provided that Landlord shall exercise Landlord's best efforts to avoid unreasonable interruptions of the conduct of Tenant's business in the Premises.

                  (4) To enter and conduct an inspection of the Premises, including invasive tests, to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements, provided that Landlord shall exercise Landlord's best efforts to avoid unreasonable interruptions of the conduct of Tenant's business in the Premises, conduct such inspection at reasonable times on reasonable notice to Tenant and allow Tenant to be present at the time of such inspection. The cost of the Landlord's investigation shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by The Tenant Group or the existence of a Hazardous Material on the Premises or any other Premises caused by the actions of The Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay such cost.

         SECTION 13.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

         SECTION 13.05. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

         SECTION 13.06. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         SECTION 13.07. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be either personally delivered, or sent via telecopy with receipt confirmation, or by Federal Express or other regularly scheduled overnight courier or sent by United States mail, registered or certified with return receipt requested, properly addressed and with full postage prepaid. All notices shall be effective upon delivery by the sender (which, in the case of telecopied notice, shall be the date such telecopy is transmitted with confirmation of receipt) or the day delivery is tendered to the addressee (in the case of hand delivered notices) or three (3) days after the day the notice is consigned by the sender (in the case of couriered or mailed notices), or as otherwise provided herein. Either party may change its notice address upon written notice to the other party.

         Said notices shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing (provided that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes).

Industrial Real Estate Lease                             Frankford Trade Center
Page 16

    To Landlord:              Argent Frankford, L.P.
                              5949 Sherry Lane, Suite 1000
                              Dallas, Texas 75225
                              Attn: C. E. Cornutt
                              Phone: (214) 361-6090
                              Facsimile: (214) 361-5032

    with copy to:             Charles C. Jordan
                              Carrington, Coleman, Sloman & Blumenthal, L.L.P.
                              200 Crescent Court, Suite 1500
                              Dallas, Texas 75201
                              Phone: (214) 855-3021
                              Facsimile: (214) 855-758-3721

    To Tenant:                Home Interiors & Gifts, Inc.
                              1649 W. Frankford Road
                              Carrollton, Texas 75007
                              Attn: Kenneth J. Cichocki
                              Phone: (972) 386-1091
                              Facsimile: (972) 386-1106

    To Mortgagee:             Bank of America, N.A.
                              TX1-492-51-01
                              901 Main Street, 51/st/ Floor
                              Dallas, Texas 75202-3714
                              Attn: Chuck Butterworth
                              Phone: (214) 209-2105
                              Facsimile:(214) 209-1832

         SECTION 13.08. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         SECTION 13.09. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. The party requiring such recording shall pay all transfer taxes and recording fees.

         SECTION 13.10. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS LEASE.

         SECTION 13.11. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has fully authority to do so and that this Lease binds the corporation.

         SECTION 13.12. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         SECTION 13.13. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control are acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation If Landlord shall be unable to perform or shall be delayed in the performance of any obligation under this Lease by reason of events beyond Landlord's control, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

         SECTION 13.14. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Industrial Real Estate Lease                             Frankford Trade Center
Page 17

         SECTION 13.15. SURVIVAL. All representations and warranties of Landlord and Tenant not fully performed on the date of the expiration or termination of this Lease shall survive the termination of this Lease for a period of one year, except the covenants, warranties, and indemnities of Landlord and Tenant set forth in Article 5, which shall survive such expiration or termination for the maximum period of time allowed by law.

         SECTION 13.16. GENDER AND NUMBER. Whenever the context so requires herein, the neuter gender shall include the masculine and feminine, and the singular number shall include the plural.

ARTICLE 14.  BROKERS

         SECTION 14.01. BROKER'S FEE. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except Tenant's Broker as referenced in Section 1.06B, and it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Lease. Landlord has agreed to pay a commission to Tenant's Broker pursuant to a written agreement with such broker. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim arising in respect to brokers or agents other than Tenant's Broker. Landlord agrees to indemnify and hold harmless Tenant from and against any liability or claim arising in respect to any brokers or agents claiming a commission from Landlord.

         ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

Industrial Real Estate Lease                             Frankford Trade Center
Page 18

         Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                         "LANDLORD"

Signed on September 13, 2002             ARGENT FRANKFORD, L.P.
at Dallas, Texas                         a Texas limited partnership
                                         By:  Argent Frankford GP, L.L.C.
                                              A Texas limited liability company,
                                              General Partner

                                         By:  /s/ C. E. Cornutt
                                            ------------------------------------
                                                     C. E. Cornutt

                                         Its: President

                                         "TENANT"

Signed on September 13, 2002             HOME INTERIORS & GIFTS, INC.
at Carrollton, Texas                     a Texas corporation

                                         By:  /s/ Kenneth Cichocki
                                            ------------------------------------

                                         Name:  Kenneth J. Cichocki
                                              ----------------------------------

                                         Its:  Sr. Vice President & CFO
                                             -----------------------------------

Industrial Real Estate Lease                             Frankford Trade Center
Page 19

                                     RIDER 1
                                       TO
                          INDUSTRIAL REAL ESTATE LEASE
                             (MULTI-TENANT FACILITY)

                                 RENEWAL OPTION

         Provided Tenant is not in default and no event has occurred which, with notice or the passage of time could become a Default when Tenant delivers such notice, Tenant may renew this Lease for one additional period of three (3) years on the same terms provided in this Lease, except that the Base Rent payable for each month shall be market rate for space of equivalent size, quality and utility taking into account the credit standing of Tenant; Tenant Improvements, and like factors affecting Tenant's utilization of the Premises and Landlord's return on investment from the Premises ("Renewal Rate"), as mutually agreed by Landlord and Tenant. Tenant shall deliver written notice to Landlord indicating whether or not Tenant elects to preserve its option to extend the Term no later than 270 days prior to the expiration of the Term ("Election Date"). Within 30 days after the Election Date, Landlord shall provide Tenant with a proposed Base Rent Renewal Rate. The proposed Renewal Rate shall be determined by Landlord in its reasonable discretion, taking into account the factors described herein above. If Tenant shall object to Landlord's proposed Renewal Rate, Landlord and Tenant shall negotiate in good faith to determine a mutually acceptable Renewal Rate. If Landlord and Tenant reach mutual agreement on or before the day 180 days prior to the expiration of the Term (the "Renewal Deadline"), such rate shall be the Renewal Rate, and Landlord and Tenant shall enter into an agreement confirming Tenant's exercise of this renewal option at such Renewal Rate. If Landlord and Tenant fail to reach mutual agreement on or before the Renewal Deadline, this renewal option shall be null and void. Notwithstanding anything contained herein to the contrary: (a) if Tenant fails to deliver written notice indicating whether or not it elects to preserve its option to extend prior to the Election Date, Tenant shall be deemed to have elected not to extend the Term and the renewal option set forth herein shall automatically terminate, and (b) Tenant's rights hereunder shall terminate if (i) this Lease expires or is canceled, or because of an event of Default, this Lease or Tenant's right to possession of the Premises is terminated, or (ii) Tenant fails to timely exercise its option hereunder time being of the essence with respect to Tenant's exercise thereof.

         For purposes of this Renewal Option, Tenant shall mean only (i) "Home Interiors & Gifts, Inc." or (ii) a Permitted Transferee under Section 9.01 of the Lease.

                                     Rider 1

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

Legal Description
Block B, Lot 3R of the Frankford Trade Center

Being a tract of land situated in the William B. Rowe Survey, Abstract No. 1124, Denton County, Texas and the William B. Rowe Survey, Abstract No. 1243, Dallas County, Texas, and being all of Block B, Lot 3R of the Frankford Trade Center, an addition to the City of Carrollton, Texas, as recorded in Volume 2000142, Page 00061, Deed Records of Dallas County, Texas (D.R.D.C.T.), and Cabinet S. Page 113, Deed Records, Denton County, Texas, (D.R.De.C.T), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod with a yellow plastic cap stamped "HALFE ASSOC. INC." (thereinafter referred to as "with cap") found at the intersection of the common line between Lot 2A1 and 3R in said Block B with the southwest right-of-way line of Trade Center Drive (60-feet wide).

THENCE South 40 degrees 21 minutes 48 seconds East, along said southwest line, a distance of 1,589.17 feet to a 1/2-inch iron rod with cap found for corner, said point being the north corner of Lot 48 in Block B of said Frankford Trade
Center:

THENCE South 49 degrees 38 minutes 12 seconds West, departing said southwest line and along the northwest line of said Lot 48, a distance of 400.00 feet to a 1/2-inch iron rod with cap found for corner, said point being the west corner of said Lot 48, said point also being on the northeast right-of-way line of Union Pacific Railroad (100-feet wide):

THENCE North 40 degrees 21 minutes 48 seconds West, departing said northwest line and along said northeast line a distance of 1,601.17 feet to a 1/2-inch iron rod with cap found for corner, said point being the south corner of the aforementioned Lot 2R1.

THENCE North 49 degrees 38 minutes 12 seconds East, departing said northeast line and along the southeast line of said Lot 281, a distance of 358.88 feet to a 1/2-inch iron rod with cap found for corner.

THENCE North 65 degrees 54 minutes 16 seconds East continuing along said southeast line, a distances of 42.84 feet to the POINT OF BEGINNING AND CONTAINING 640,225 square feet or 14.70 acres of land more or less.




                                  Exhibit "A"

                                  EXHIBIT "A-1"

                                   FLOOR PLATE







                                  Exhibit "A-1"

                                   EXHIBIT "B"

                              SITE PLAN OF PROJECT




                                   Exhibit "B"

                                  EXHIBIT "C"
                             CONSTRUCTION AGREEMENT

         1.       Plans.

                  (a) Outline Specifications. Attached as Exhibit "C-1" are the preliminary plans and outline specifications for the construction of the interior improvements in the Premises (the "Tenant Improvements") which are hereby approved by Landlord and Tenant (the "Outline Specifications"). To the extent final construction drawings have been prepared as of the Effective Date of the Lease, such drawings shall be described in Exhibit "C-1" and treated as the approved Drawings for all purposes hereunder, provided Landlord and Tenant have executed a letter of approval with respect to such drawings.

                  (b) Drawings. Landlord shall cause to be prepared all plans and specifications for the Tenant Improvements depicted on the Outline Specifications, including, without limitation, working drawings, construction drawings, electrical, plumbing and mechanical drawings necessary to construct the Tenant Improvements (the "Drawings"). The initial Drawings shall be delivered to Tenant as soon as reasonably practicable after the execution of this Lease. Tenant shall notify Landlord whether it approves of the submitted Drawings within seven (7) days after Tenant's receipt of Landlord's submission. If Tenant disapproves of such Drawings, then Tenant shall notify Landlord thereof specifying in detail the reasons for such disapproval, in which case, Landlord shall correct the submitted Drawings and deliver them to Tenant for its approval within five (5) days after Landlord receives Tenant's notice disapproving the submitted drawings. Tenant shall have two (2) days from its receipt of the resubmitted Drawings to approve or disapprove any resubmitted Drawings, and Landlord shall have two (2) days to correct any such resubmitted Drawings disapproved by Tenant. This process shall be repeated until the Drawings have been finally approved.

                  (c) Changes. After approval of the Drawings, Landlord and Tenant shall initial the plans in question. Tenant may from time to time make changes to the Drawings by delivering written notice to Landlord, specifying in detail the requested change. If Tenant requests any changes to any submitted Drawings that relate to matters other than changes necessary to conform the Drawings to the Outline Specifications or requests any changes to the approved Drawings, then (1) Tenant shall pay the difference within ten (10) days following Tenant's receipt of an invoice from Landlord, if any, between (A) all additional costs in designing and constructing the Tenant Improvements as a result of any such changes and (B) any reductions in cost in designing and constructing the Tenant Improvements realized in connection with other change orders instituted by Tenant and (2) all delays in designing, reviewing of Drawings, and constructing the Tenant Improvements caused by such changes shall not delay the Commencement Date.

         2. Construction of Improvements. Landlord shall diligently construct the Tenant Improvements in accordance with the Drawings in a good and workmanlike manner using materials specified in the Drawings and in compliance with all applicable codes, ordinances, rules and regulations applicable to the Tenant Improvements (collectively, the "Laws") and shall pay for all permits, licenses, and all other governmental improvements requisite for the construction thereof. Landlord shall be solely responsible for obtaining and for paying all costs associated with obtaining any asbestos survey, if required by any governmental authority. Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Tenant Improvements, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, fitness for a particular purpose, or of habitability, except for the assignment of one-year contractor construction warranties provided in the next paragraph.

         Landlord shall assign to Tenant, without recourse or warranty, all warranties obtained by Landlord in connection with the Tenant Improvements. Each such warranty shall survive Substantial Completion of the warranted improvement for a minimum period of one (1) year after Substantial Completion.

         3. Substantial Completion. The architect (the "Project Architect") engaged by Landlord to design and inspect the construction of the Tenant Improvements shall confer with a representative of the Tenant concerning
(i) the substantial completion of the Tenant Improvements prior to submitting the Project Architect's Certificate of Substantial Completion and (ii) preparation of the punch list (as herein described) in conjunction with the Project Architect's submission of the punch list to the Landlord. Substantial Completion (herein so-called) shall occur when each of the following conditions is satisfied: the Tenant Improvements are substantially completed in accordance with the approved Drawings as certified by the Project Architect utilizing AIA document G704, Certificate of Substantial Completion; Landlord has requested of the building inspection division for the city in which the Premises are located a final certificate of occupancy for the Premises; and Landlord has tendered to Tenant physical possession thereof. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping, and mechanical adjustments remain to be completed by Landlord. Landlord shall use all reasonable efforts to complete the punch list of incomplete, minor, detail items prepared by the Project Architect in conjunction with the Certificate of Substantial Completion within thirty (30) days after the date of Substantial Completion, except as to such items that, by their nature, will take a longer period to complete as set forth in the punch list.

                                   Exhibit C
                                     Page 1

         4. Commencement Date. The Commencement Date (herein so-called) of the Lease shall be September 16, 2002. The Target Date (herein so-called) for Substantial Completion of the Tenant Improvements is November 1, 2002. If Substantial Completion is delayed because of (a) any acts or omissions of a Tenant Party, (b) changes requested by Tenant to any submitted Drawings that relate to matters other than changes necessary to conform such drawings to the Outline Specification or to comply with Law, or (c) changes requested by Tenant in the approved Drawings other than changes necessary to conform such drawings with Law, then the Commencement Date shall not be extended, but rather shall occur on the date on which it would have occurred but for such act, omission, or event. Each day of delay in Substantial Completion caused by the acts, omissions, or events described in clauses (a), (b) or (c) of the preceding sentence or by a Tenant Party is herein called a "Tenant Delay Day". If the actual date of Substantial Completion is delayed beyond the Target Date, then Landlord shall have no liability therefor and the Commencement Date shall not be extended by the period of any such delay. This Lease shall remain in full effect notwithstanding any delay in Substantial Completion.

         5. Allocation of Construction Costs. Landlord shall be obligated to pay a maximum of Five Hundred Eighty Two Thousand Nine Hundred Sixty Four and 65/100ths Dollars ($582,964.65) toward the cost to design, manage and construct the Tenant Improvements. All other work required to design, manage and construct the Tenant Improvements (the "Additional Work") shall be performed at Tenant's additional expense. Tenant shall pay to Landlord the costs of any Additional Work reflected either by the change order memorializing such Additional Work under the contract for construction of the Tenant Improvements, or by the Project Architect's estimate of design cost attributable to the Additional Work. Any other costs attributable to Additional Work which are not paid in advance by Tenant shall be billed to and paid by the Tenant within ten (10) days following invoicing by Landlord. Landlord's construction management fee shall equal three percent (3%) of the cost to design, permit and construct the Tenant Improvements.

         6. Condition of Premises at Delivery. Prior to delivery of the Premises to Tenant and occupancy thereof by Tenant, Landlord will cause to be removed from the Premises all rubbish, tools, scaffolding, and surplus materials and will cause the Premises, interior and exterior, to be cleaned in accordance with commercially reasonable standards to be set forth in the construction contract for the Tenant Improvements and ready for occupancy. All floors, floor coverings, roof areas, and glass will be cleaned, both interior and exterior. The HVAC System and all utility services will be installed and connected and in good working order, subject to Tenant's obligations and responsibilities set forth in Section 6.04 of the Lease.

                                   Exhibit C
                                     Page 2

                                 EXHIBIT "C-1"

                               PRELIMINARY PLANS
                           AND OUTLINE SPECIFICATIONS


                                    Exhibit C
                                     Page 3

                                  EXHIBIT "D"

                         PERMITTED HAZARDOUS MATERIALS

                                      NONE

                                   Exhibit "D"

                                  EXHIBIT "E"

                         SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made this______day of______, 199______, by and among___________, a ______________________________________ state chartered banking institution
(hereinafter called "Mortgagee"), _____________________________, a____________
(hereinafter called "Tenant") and __________________, a ______________________
________________________________ (hereinafter called "Landlord").

                                  WITNESSETH:

        WHEREAS, Mortgagee is or will be the owner and holder of a______________ ___________________________________(hereinafter called the "Mortgage"), covering the real property described in Exhibit "A" attached hereto and made a part hereof and the buildings and improvements thereon (hereinafter collectively called the "Property") securing the payment of a promissory note in the stated principal amount of $______________, executed by Landlord and payable to the order of Mortgagee; and

         WHEREAS, Tenant is the holder of a lease (hereinafter called the "Lease") dated_____, 19__, by and between Landlord, as the landlord, and Tenant, as the tenant, covering that portion of the Property described therein (hereinafter called the "Leased Premises"); and

         WHEREAS, Landlord, Tenant and Mortgagee desire to confirm and agree upon certain of their rights and obligations with respect to the Lease and the Mortgage;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Landlord, Tenant and Mortgagee hereby agree and covenant as follows:

         1. Subordination. The Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect, to the Mortgage and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

         2. Nondisturbance. So long as Tenant is not in default (beyond any period given Tenant in the Lease to cure such default) in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, (i) Tenant's possession of the Leased Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof, or expansions into additional space within the Property which may be effected in accordance with the terms of the Lease, shall not be diminished or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, (ii) Tenant's occupancy of the Leased Premises or any such expansion space shall not be disturbed by Mortgagee in the exercise of any of its rights under the Mortgage during the term of the Lease or any such extensions or renewals thereof, and (iii) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

         3. Attornment. In the event any proceedings are brought for the foreclosure of the Mortgage or if the Property be sold pursuant to a trustee's sale under the Mortgage, or upon a transfer of the Property by conveyance in lieu of foreclosure, Tenant shall attorn to the purchaser upon any such foreclosure sale or trustee's sale or transfer in lieu thereof and shall recognize such purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage or any such purchaser, any instrument or certificate which, in the reasonable judgment of Landlord or of such holder(s) or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event of any such attornment, Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure proceeding, trustee's sale or conveyance in lieu thereof.

         4. Foreclosure and Sale. If Mortgagee shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Leased Premises upon any foreclosure of the Mortgage or any trustee's sale under the Mortgage, Mortgagee or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given to Tenant in the Lease to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if

                                   Exhibit "E"
                                     Page 2

Mortgagee or such purchaser had not succeeded to the interest of Landlord. From and after attornment by Tenant, Mortgagee or such purchaser shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease, and Tenant shall, from and after the succession to the interest of Landlord under the Lease by Mortgagee or such purchaser, have the same remedies against Mortgagee or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee or such purchaser had not succeeded to the interest of Landlord; provided further, however, that Mortgagee or such purchaser shall not in any event be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord), or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), unless actually received by Mortgagee or such purchaser; or

         (d) bound by or liable for any obligation of the landlord to pay any sums of money to or for the benefit of or on behalf of Tenant for concessions or inducements granted to Tenant by the landlord (including Landlord) except as expressly set forth in the Lease; or

         (e) bound by any amendment or modification of the Lease made without its consent.

         5. Acknowledgment and Agreement by Tenant. Tenant acknowledges and agrees that:

         (a) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

         (b) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to cease paying rent or terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right:

                           (i) until it has given written notice of such act or omission to Mortgagee; and

                           (ii) if Landlord shall have failed to cure such
                                default within the time provided for in the Lease, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be deemed granted to Mortgagee if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued, provided however that any such additional period shall not exceed 180 days from the date Mortgagee receives written notice of such default.

         (c) It has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Mortgagee as security for the Loan secured by the Mortgage. In the event that Mortgagee notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Mortgagee, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice.

         (d) It shall send a copy of any notice or statement claiming a default by Landlord under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord.

         (e) This Agreement satisfies any condition or requirements in the Lease relating to the granting of a non-disturbance agreement.

         6. Acknowledgment an Agreement by Landlord. Landlord, as landlord under the Lease and mortgagor or grantor under the Mortgage, acknowledges and agrees for itself and its successors and assigns, that:

         (a)      This Agreement does not:

                           (i) constitute a waiver by Mortgagee of any of its rights under the Mortgage; and/or

                           (ii)  in any way release Landlord from its
                                 obligations to comply with the terms,
                                 provisions, conditions, covenants, agreements and clauses of the Mortgage;

                                   Exhibit "E"
                                     Page 3

         (b) The provisions of the Mortgage remain in full force and effect and must be complied with by Landlord; and

         (c) In the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Mortgagee as provided in this Agreement.

         7. Notice. All notices to be delivered hereunder to Mortgagee shall be deemed to have been duly given if mailed under United States registered or certified mail, with return receipt requested, postage prepaid to Mortgagee at_____________________________ (or at such other address as shall be given in writing by Mortgagee to Tenant) and shall be deemed complete upon any such mailing.

         8.       Miscellaneous.

         (a) This Agreement supersedes any inconsistent provision of the Lease.

         (b) Mortgagee shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

         (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred.

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           MORTGAGEE:

                           _______________________________________,
                           a________________state chartered banking institution

                           By:_________________________________________________
                           Name:_______________________________________________
                           Title:______________________________________________

                           TENANT:

                           ____________________________________________________,
                           a______________________________________

                           By:_________________________________________________
                           Name: (Printed)_____________________________________
                           Title:______________________________________________

                           LANDLORD:

                           ____________________________________________________,
                           a______________________________________

                           By:_________________________________________________
                           Name: (Printed)_____________________________________
                           Title:______________________________________________

STATE OF TEXAS     Section.
                   Section.
COUNTY OF DALLAS   Section.

                                   Exhibit "E"
                                     Page 4

        This instrument was acknowledged before me on this ________ day of ________, 199________, by ________________, ________________ of __________
________________, a ________ State Chartered Banking
institution, on behalf of said bank.

[SEAL]                                 __________________________________
                                          Notary Public, State of Texas

STATE OF ____________ Section.
                      Section.
COUNTY OF ___________ Section.

         This instrument was acknowledged before me on this ___________ day of ___________, ________ 199___________, by ___________________________________ of
_________________________________, a ___________, on behalf of said ____________

[SEAL]                                ___________________________________
                                        Notary Public, State of Texas

STATE OF TEXAS           Section.
                         Section.
COUNTY OF________________Section.

         This instrument was acknowledged before me on this ___________ day of ______________________, 199___________, by_________________________________,
of ______________________, a ________________ corporation, on behalf of said corporation.

[SEAL]                             ___________________________________________
                                        Notary Public, State of ______________

                                   Exhibit "E"
                                     Page 5

                                  EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

The undersigned, _________________________________, does hereby make the following statements:

Article 1. The undersigned is the Tenant under a certain Lease dated ______, with ______________________, as Landlord, leasing the Premises commonly known as ______________________________________________

Article 2. The Lease dated ______________________ is in full force and effect and the undersigned is aware of no defaults under the terms and conditions of the Lease and has no offsets against rentals due the Landlord or to become due the Landlord.

Article 3. The undersigned accepted possession of the Premises on ________, the Lease Term began on __________, and ends on ______________, pursuant to the terms and conditions of the Lease.

Article 4. The total Base Rent to be paid pursuant to the terms of said Lease is not less than $____________________ and no Base Rent has been paid more than one month in advance.

Article 5. In the event of a default by the Landlord under any of the terms and conditions of the Lease, the undersigned at the same time notice thereof is given to the Landlord, will notify the holder of any first mortgage or deed of trust covering the Property, provided Landlord has provided Tenant the address of such mortgagee. In the event that the default is not cured by the Landlord within the time provided for under the terms and conditions of the Lease and provided the Mortgagee has given the undersigned written notice of mortgagee's intention to cure such default, the undersigned will allow the mortgagee the opportunity and sufficient additional time within which to correct Landlord's default, provided the mortgagee diligently pursues such cure.

                                        ________________________________________

                                        By:_____________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                   Exhibit "F"

                                  EXHIBIT "G"

                             RULES AND REGULATIONS

1. Landlord will furnish Tenant free of charge two (2) keys to each door in and to the Tenant's leased Premises. Landlord may make any reasonable charge for additional keys, and Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver the Landlord the keys of all doors which have been furnished to the Tenant and in the event of loss of any keys furnished, shall notify Landlord of lost keys.

2. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased Premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

3. No Tenant and no employee of any Tenant shall go up on the roof of the Building, without prior knowledge and written consent of the Landlord.

4. Tenant shall be responsible for maintaining with Landlord an up-to-date list of personnel to be notified in the event of an emergency. This list must include correct after hours phone numbers, pager numbers and cellular numbers for the employee(s) who are designated for this responsibility.

5. The directory of the building, if any, will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any names there from.

6. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair (including without limitation: flat tires, out of date inspection stickers or license plates) on the leased Premises or project. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after giving written notice to Tenant of such violation, shall have the right after three (3) days, including weekends and holidays to remove such vehicles at Tenant's expense. No termination of parking privileges or removal or impoundment of a vehicle shall create any liability on Landlord or be deemed to interfere with Tenant's right to possession of its leased Premises. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver. The areas located directly in front of the dock doors shall strictly be used for loading and unloading and shall not be used for additional parking except as approved by the Landlord. Semi-trailers and/or trucks may not block or obstruct the traffic flow or marked fire lanes.

7. All cleaning and janitorial services, if any, for the Building and the Premises shall be provided or approved exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property caused by the janitor or any other persons who might be working on the property.

8. Tenant shall not store anything on the exterior of the Building without prior written consent from Landlord.

9. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

10. Tenant shall not use in any space of the Building any hand trucks except those equipped with wheels and side guards or other such material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building, except as may be necessary from time to time in the course of Tenant's business. No vehicles may be parked or stored inside the Building for an extended period.

11. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments or the making of unseemly noises of any kind. Tenant shall not permit any objectionable or unpleasant odors, smoke, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other Tenants of the Building in which the Premises are a part.

12. The restroom facilities and other water fixtures shall not be used for any other purpose other than those for which they were constructed and any damage resulting to them from misuse or by the defacing or injury of any part of the Building shall be borne by the Tenant. No person shall use water from the faucets except for those for which they are billed by the applicable water department.

13. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances or stairways of the Building. The halls, passages, exits and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its Tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

                                   Exhibit "G"

14. None of the parking, lawn areas, entries, passages or doors shall be blocked or obstructed nor any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas or such area used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

15. Tenant shall not place, install or operate on the leased Premises or in any part of the Building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased Premises or project any explosives, gasoline, kerosene, oil, acids, caustics or any flammable, explosive or hazardous materials without written consent of Landlord.

16. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant without prior written consent of Landlord.

17. Tenant shall not place a load upon any floor, which exceeds the load per square foot, which floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment; materials, furniture or other property brought into the Building. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any Tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

18. Except as approved by Landlord and further provided in Section 6.05 A of the lease, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

19. Tenant shall store and dispose of all its trash and garbage in proper receptacles, located in areas approved by Landlord and at its sole cost and expense. Said receptacles must be of a size and type that will be compatible with the volume, size, and type of trash that is placed into the receptacle.
         All doors or closures must be kept closed at all times, if there are no doors, then Tenant shall be required to schedule the frequency of the emptying of their receptacle(s) so that no trash will spill over the top onto the ground. Tenant shall not place in any trash box or receptacle any material that cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. Tenant shall be responsible for the removal of all trash and debris from the exterior of the property within the boundaries of their leasehold, regardless of where such trash and debris originated.

20. No sign, placard, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without prior written consent of the Landlord. Landlord shall have the right to remove at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, affixed, painted or inscribed at Tenant's expense by a person or vendor chosen or approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs to be altered, the cost for which shall not be unreasonable.

21. If Landlord objects to in writing any curtains, blinds, shades or screens attached to, hung in or used in connection with any window or door, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises without Landlord's prior approval. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the reasonable discretion of Landlord, from outside the Premises.

22. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain written permission and comply with Landlord's instructions for their installation, maintenance and monitoring.

23. No cooking shall be done or permitted by any Tenant on the Premises, except by the use of an Underwriter's Laboratory approved microwave oven or equipment for brewing coffee, tea, hot chocolate and similar beverages, and provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

24. Tenant shall not install, maintain or operate upon the Premises any vending machine, except for the exclusive use of its employees.

25. Tenant shall not at any time occupy any part of the leased Premises or project as sleeping or lodging quarters.

26. No dogs, unless assisting the visually impaired, cats, fowl, or other animals shall be brought into or kept in or about the leased Premises.

27. Landlord may waive one or more of these Rule and Regulations for the benefit of any particular tenant or tenants, but no such waiver

                                   Exhibit "G"
         shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations to include any or all of the Tenants of the Building.

28. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

29. Landlord reserves the right to make other such reasonable rules and regulations as in its judgment may be from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations in this Exhibit C and any additional rules and regulations, which may be added.

                                   Exhibit "G"

                                  EXHIBIT "H"

                         SIGNAGE CRITERIA AND APPROVALS

Sign Criteria for Frankford Trade Center as of April 15, 2001

Signs shall meet the following criteria:

1. Signs shall be composed of individual letters, not to exceed 30 inches in height. One character or logo, which shall not exceed 25% the total length of the sign, may be 36 inches in height and may be backlit with Argent's approval.
2. Signs shall be located on the building front elevation only and within the designated signage band per Argent's plans and specifications for each building.
3.       Signs shall be made of solid expanded PVC, Komacel or equal product.
4.       Letters shall be 30mm minimum in depth.
5. Letters of signs to be stud set with threaded connection on backside of letter.
6. Letters of signs to be attached to concrete panels as directed by fabricator and approved by Argent.
7.       Sign shall be mounted 3" off the face of the building.
8. No back lighting, other than that permitted in number 1 above, or building mounted lighting will be allowed and only recessed ground lighting will be permitted subject to Argent's approval.
9. Drawing and specifications reflecting sign layout, location on building, typeface and color to be approved by Argent prior to fabrication.
10.      Signs to conform to City of Carrollton, Texas, sign criteria.

                                   Exhibit "H"